Securities, 424I - Securities, 424I: 1	Mar. 31, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of Beneficial Interest
Aggregate Sales Price	$ 0.00
Aggregate Redeemed or Repurchased, FY	30,635,576.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	(30,635,576.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00